                                                                      EXHIBIT 21

                                               Morgan Stanley Dean Witter & Co.(1)(2)
                                                          Subsidiaries List
                                                       As on 30 November 2001

                                                                               Jurisdiction of                      Year of
                                                                                Incorporation                    Incorporation
                                                                                or Formation                      or Formation
-----------------------------------------------------------------------------------------------------------------------------------
Bayfine DE LLC                                                                    Delaware                            2000
Bayview Holding Ltd.                                                              Cayman Islands                      2000
       Bayfine Cayman Ltd.                                                        Cayman Islands                      2000
       Bayfine DE Inc.                                                            Delaware                            2000
             Bayfine UK                                                           England & Wales                     2000
       Bayfine UK Products                                                        England & Wales                     2000
Dean Witter Alliance Capital Corporation                                          Delaware                            1993
Dean Witter Capital Corporation                                                   Delaware                            1987
       DW Administrators Inc.                                                     Delaware                            1989
       DW Window Coverings Holding, Inc.                                          Delaware                            1988
Dean Witter Realty Inc.                                                           Delaware                            1982
       Dean Witter Global Realty Inc.                                             Delaware                            1995
       Dean Witter Holding Corporation                                            Delaware                            1983
             Civic Center Leasing Corporation                                     Delaware                            1983
             Lee Leasing Corporation                                              Delaware                            1982
             Lewiston Leasing Corporation                                         Delaware                            1983
             Sartell Leasing Corporation                                          Delaware                            1982
       Dean Witter Leasing Corporation                                            Delaware                            1982
       Dean Witter Realty Credit Corporation                                      Delaware                            1982
       Dean Witter Realty Fourth Income Properties Inc.                           Delaware                            1986
       Dean Witter Realty Growth Properties Inc.                                  Delaware                            1985
       Dean Witter Realty Income Associates I Inc.                                Delaware                            1983
       Dean Witter Realty Income Associates II Inc.                               Delaware                            1984
       Dean Witter Realty Income Properties I Inc.                                Delaware                            1983
       Dean Witter Realty Income Properties II Inc.                               Delaware                            1984
       Dean Witter Realty Income Properties III Inc.                              Delaware                            1985
       Dean Witter Realty Yield Plus Assignor Inc.                                Delaware                            1987
       Dean Witter Realty Yield Plus Inc.                                         Delaware                            1987
       Dean Witter Realty Yield Plus II Inc.                                      Delaware                            1988
       DW Arboretum Plaza Inc.                                                    Delaware                            1992
       DW Bennington Property Inc.                                                Delaware                            1993
       DW Chesterbrook Investors Inc.                                             Delaware                            1992
       DW Duportail Investors Inc.                                                Delaware                            1992
       DW Greycoat Inc.                                                           Delaware                            1993
       DW Taxter Special Corp.                                                    Delaware                            1999
       Green Orchard Inc.                                                         Massachusetts                       1991
       LLJV Funding Corporation                                                   Massachusetts                       1984
       Realty Management Services Inc.                                            Delaware                            1982
Dean Witter Reynolds Venture Equities Inc.                                        Delaware                            1981
       Dean Witter Venture Management Inc.                                        Delaware                            1986
Dean Witter Venture Inc.                                                          Delaware                            1993
Demeter Management Corporation                                                    Delaware                            1977
Early Adopter Fund Manager Inc.                                                   Delaware                            1999
FV-I, Inc.                                                                        Delaware                            2001
Jolter Investments Inc.                                                           Delaware                            1989
Morgan Rundle Inc.                                                                Delaware                            1978
       MR Ventures Inc.                                                           Delaware                            1982
Morgan Stanley & Co. Incorporated                                                 Delaware                            1969
       Graystone Wealth Management Services LLC                                   Delaware                            1999
       Morgan Stanley Flexible Agreements Inc.                                    Delaware                            1992
       MS Securities Services Inc.                                                Delaware                            1981
       Prime Dealer Services Corp.                                                Delaware                            1994
Morgan Stanley ABS Capital I Inc.                                                 Delaware                            1997
Morgan Stanley ABS Capital II Inc.                                                Delaware                            1997
Morgan Stanley Advisory Partnership Inc.                                          Delaware                            1985
Morgan Stanley Asset Funding Inc.                                                 Delaware                            1997
Morgan Stanley Baseball, Inc.                                                     Delaware                            1989
Morgan Stanley Capital Group Inc.                                                 Delaware                            1984
       MSDW Power  Development Corp.                                              Delaware                            2000

Page 1 of 10 pages


                                               Morgan Stanley Dean Witter & Co.(1)(2)
                                                          Subsidiaries List
                                                       As on 30 November 2001

                                                                               Jurisdiction of                      Year of
                                                                                Incorporation                    Incorporation
                                                                                or Formation                      or Formation
-----------------------------------------------------------------------------------------------------------------------------------
             Naniwa Energy LLC                                                    Delaware                            2000
             Northwest Electric Development Corporation                           Delaware                            2001
             Northwest Electric Generating Corporation                            Delaware                            2001
       South Eastern Electric Development Corporation                             Delaware                            1998
       South Eastern Energy Corporation                                           Delaware                            1999
       South Eastern Generating Corporation                                       Delaware                            2000
Morgan Stanley Capital International Inc.   *                                     Delaware                            1998
       Morgan Stanley Capital International Australia Pty Limited                 Australia                           2000
       Morgan Stanley Capital International Limited                               England & Wales                     2000
       Morgan Stanley Capital International S.A.                                  Switzerland                         1998
Morgan Stanley Capital (Jersey) Limited                                           Jersey, Channel Is.                 1987
Morgan Stanley Capital Partners III, Inc.                                         Delaware                            1993
Morgan Stanley Capital Services Inc.                                              Delaware                            1985
Morgan Stanley Commercial Mortgage Capital, Inc.                                  Delaware                            1994
Morgan Stanley Commodities Management Inc.                                        Delaware                            1992
Morgan Stanley Credit Servicing Inc.                                              Delaware                            2001
Morgan Stanley Dean Witter Capital I Inc.                                         Delaware                            1985
Morgan Stanley Dean Witter Commercial Financial Services, Inc.                    Delaware                            2000
Morgan Stanley Dean Witter Equity Funding, Inc.                                   Delaware                            1998
Morgan Stanley Dean Witter HK RAV IV, LLC                                         Delaware                            1999
Morgan Stanley Dean Witter International Incorporated                             Delaware                            1978
       Dean Witter Reynolds GmbH                                                  Germany                             1974
       Dean Witter Reynolds (Hong Kong) Limited                                   Hong Kong                           1979
       Dean Witter Reynolds International, Inc.                                   Panama                              1959
             Dean Witter Reynolds (Geneva) S.A.                                   Switzerland                         1991
             Riverview International Inc.                                         Delaware                            1998
       Dean Witter International Ltd.                                             England & Wales                     1988
             Dean Witter Capital Markets International Ltd. (U.K.)                England & Wales                     1987
             Dean Witter Futures Limited                                          England & Wales                     1977
             Dean Witter Reynolds Limited                                         England & Wales                     1968
       Dean Witter Reynolds International, S.A.                                   France                              1979
       Dean Witter Reynolds (Lausanne) S.A.                                       Switzerland                         1973
       Dean Witter Reynolds (Lugano) S.A.                                         Switzerland                         1989
       Dean Witter Reynolds S.p.A.                                                Italy                               1978
       Morgan Stanley Dean Witter Trust Company (Cayman) Ltd.                     Cayman Islands                      1998
             Morgan Stanley Dean Witter Nominees Limited                          Cayman Islands                      1999
             Tate Limited                                                         Cayman Islands                      1999
Morgan Stanley Dean Witter Mortgage Capital Inc.                                  New York                            1984
       Morgan Stanley Dean Witter Asset Capital Inc.                              Delaware                            2000
Morgan Stanley Dean Witter Municipal Funding, Inc.                                Delaware                            1998
Morgan Stanley Dean Witter Principal Funding, Inc.                                Delaware                            1998
       Cornerford Limited  *                                                      England & Wales                     2000
Morgan Stanley Dean Witter Wealth Management, Inc.                                Delaware                            1998
Morgan Stanley Derivative Products Inc.                                           Delaware                            1994
Morgan Stanley Developing Country Debt II, Inc.                                   Delaware                            1991
Morgan Stanley Domestic Capital, Inc.                                             Delaware                            2001
       Morgan Stanley Bank                                                        Utah                                1990
             MWF Insurance Agency, Inc.                                           Delaware                            1999
                     MWF Insurance Agency, Inc. of Alabama                        Alabama                             1999
Morgan Stanley Distributors Inc.                                                  Delaware                            1992
Morgan Stanley DW Inc.                                                            Delaware                            1968
       Dean Witter Reynolds Insurance Agency (Massachusetts) Inc.                 Massachusetts                       1975
       Dean Witter Reynolds Insurance Agency (Ohio) Inc.                          Ohio                                1977
       Dean Witter Reynolds Insurance Agency (Oklahoma) Inc.                      Oklahoma                            1976
       Dean Witter Reynolds Insurance Agency (Texas) Inc.                         Texas                               1978
       Dean Witter Reynolds Insurance Services (Alabama) Inc.                     Alabama                             1991
       Dean Witter Reynolds Insurance Services (Arkansas) Inc.                    Arkansas                            1977
       Dean Witter Reynolds Insurance Services (Illinois) Inc.                    Illinois                            1975
       Dean Witter Reynolds Insurance Services, Inc. (Puerto Rico)                Puerto Rico                         1987
       Dean Witter Reynolds Insurance Services (Maine) Inc.                       Maine                               1995
       Dean Witter Reynolds Insurance Services (Montana) Inc.                     Montana                             1977
       Dean Witter Reynolds Insurance Services (New  Hampshire) Inc.              New Hampshire                       1977

Page 2 of 10 pages


                                               Morgan Stanley Dean Witter & Co.(1)(2)
                                                          Subsidiaries List
                                                       As on 30 November 2001

                                                                               Jurisdiction of                      Year of
                                                                                Incorporation                    Incorporation
                                                                                or Formation                      or Formation
-----------------------------------------------------------------------------------------------------------------------------------
       Dean Witter Reynolds Insurance Services (South Dakota) Inc.                South Dakota                        1977
       Dean Witter Reynolds Insurance Services (Wyoming) Inc.                     Wyoming                             1977
       Morgan Stanley Dean Witter Global Insurance Services Limited               Bermuda                             2000
       Morgan Stanley Dean Witter Insurance Services (Arizona) Inc.               Arizona                             1974
       Morgan Stanley Dean Witter Insurance Services Inc.                         Delaware                            1972
             Dean Witter Reynolds Insurance Agency (Indiana) Inc.                 Indiana                             1975
             FD Insurance Services, Inc.                                          Delaware                            1997
             FD Insurance Services of Nevada, Inc.                                Nevada                              1997
             FD Insurance Services of New Mexico, Inc.                            New Mexico                          1997
             FD Insurance Services of Texas, Inc.                                 Texas                               1997
Morgan Stanley Emerging Markets Inc.                                              Delaware                            1990
       MSGHYLADD                                                                  Ireland                             1999
Morgan Stanley Equity Finance (Cayman) Limited                                    Cayman Islands                      2001
Morgan Stanley Equity Finance Limited                                             England & Wales                     1997
Morgan Stanley Equity Investors Inc.                                              Delaware                            1988
Morgan Stanley Finance (Jersey) Limited                                           Jersey, Channel Is.                 1990
Morgan Stanley Funding, Inc.                                                      Delaware                            1997
Morgan Stanley Funding Services Corporation                                       Delaware                            2001
Morgan Stanley Futures and Currency Management Inc.                               Delaware                            1987
Morgan Stanley Global Emerging Markets, Inc.                                      Delaware                            1996
Morgan Stanley International Incorporated                                         Delaware                            1963
       Morgan Stanley AB                                                          Sweden                              1999
       Morgan Stanley Asia Holdings I Inc.                                        Delaware                            1990
       Morgan Stanley Asia Holdings II Inc.                                       Delaware                            1990
       Morgan Stanley Asia Holdings III Inc.                                      Delaware                            1990
       Morgan Stanley Asia Holdings IV Inc.                                       Delaware                            1990
       Morgan Stanley Asia Holdings V Inc.                                        Delaware                            1990
       Morgan Stanley Asia Holdings VI Inc.                                       Delaware                            1990
       Morgan Stanley Asia Pacific (Holdings) Limited                             Cayman Islands                      1995
             Morgan Stanley Asia Regional (Holdings) III LLC                      Cayman Islands                      1995
                  Morgan Stanley Dean Witter (Singapore) Holdings Pte Ltd         Singapore                           1999
                        Morgan Stanley Asia (Singapore) Securities Pte Ltd        Singapore                           2000
                        Morgan Stanley Dean Witter Asia (Singapore) Pte           Singapore                           1992
                        Morgan Stanley Dean Witter Capital Group (Singapore) Pte  Singapore                           1990
                        Morgan Stanley Dean Witter Futures (Singapore) Pte        Singapore                           1992
                        Morgan Stanley Dean Witter Private Equity (Asia) Pte Ltd  Singapore                           1999
                        Morgan Stanley Investment Management Company              Singapore                           1990
             Morgan Stanley Asia Regional (Holdings) IV LLC                       Cayman Islands                      1995
             Morgan Stanley Dean Witter (Hong Kong) Holdings                      Hong Kong                           1998
                  MSDW Asia Securities Products LLC                               Cayman Islands                      1995
                        Morgan Stanley Dean Witter Asia Limited                   Hong Kong                           1984
                        Morgan Stanley Dean Witter Futures (Hong Kong) Limited    Hong Kong                           1988
                        Morgan Stanley Dean Witter Hong Kong Securities Limited   Hong Kong                           1988
                        Morgan Stanley Dean Witter Pacific Limited                Hong Kong                           1987
             MSDW-JL Holdings I Limited                                           Cayman Islands                      1998
                  Morgan Stanley Canmore Limited                                  Cayman Islands                      2001
                        Morgan Stanley Caledonia Limited                          Cayman Islands                      2001
                        Swilken Limited                                           Cayman Islands                      2001
                  Morgan Stanley Japan (Holdings) Ltd.                            Cayman Islands                      1984
                        City Forum Capital Limited                                Cayman Islands                      2001
                        Morgan Stanley Dean Witter Japan Group, Ltd.              Cayman Islands                      2000
                             Morgan Stanley Nippon Securities Limited             Cayman Islands                      2000
                        Morgan Stanley Japan Limited                              Hong Kong                           1993
                        MSDW-JL Holdings II Limited                               Cayman Islands                      2000
                             Morgan Stanley Japan Limited                         Cayman Islands                      1999
                  MSDW Birkdale Limited                                           Cayman Islands                      2000
                        MSDW Portrush Limited                                     Cayman Islands                      2000
                  MSDW (Holdings) III Limited                                     Cayman Islands                      2001
                        Morgan Stanley Credit Services Japan Limited              Cayman Islands                      2001

Page 3 of 10 pages

                                               Morgan Stanley Dean Witter & Co.(1)(2)
                                                          Subsidiaries List
                                                       As on 30 November 2001

                                                                               Jurisdiction of                      Year of
                                                                                Incorporation                    Incorporation
                                                                                or Formation                      or Formation
-----------------------------------------------------------------------------------------------------------------------------------
                  MSDW Muirfield Limited                                          Cayman Islands                      2000
                        MSDW Lytham Limited                                       Cayman Islands                      2000
       Morgan Stanley Asset & Investment Trust Management Co., Limited            Japan                               1987
       Morgan Stanley Asset Management S.A.                                       Luxembourg                          1988
       Morgan Stanley B.V.                                                        The Netherlands                     2001
       Morgan Stanley Canada Limited                                              Canada                              1982
       Morgan Stanley Capital (Luxembourg) S.A.                                   Luxembourg                          1993
       Morgan Stanley Capital SA                                                  France                              1989
       Morgan Stanley Dean Witter Asia (China) Limited                            Hong Kong                           1991
       Morgan Stanley Dean Witter Asia (Taiwan) Ltd.                              Rep. of China                       1990
       Morgan Stanley Dean Witter Australia Finance Limited                       Australia                           1999
       Morgan Stanley Dean Witter Australia Limited                               Australia                           1989
       Morgan Stanley Dean Witter Australia Securities Limited                    Australia                           1997
             Morgan Stanley Dean Witter Australia Securities (Nominee)
                Pty Limited                                                       Australia                           1999
       Morgan Stanley Services Australia Pty Limited                              Australia                           2001
       Morgan Stanley Dean Witter Finance (Netherlands) BV                        The Netherlands                     2000
       Morgan Stanley Dean Witter Hong Kong Nominees Limited                      Hong Kong                           1988
       Morgan Stanley Dean Witter Mauritius Company Limited                       Mauritius                           1993
             Morgan Stanley Asia Regional (Holdings) II LLC                       Cayman Islands                      1995
             Morgan Stanley India Securities Private Limited  *                   India                               1995
                  JM Morgan Stanley Securities Private Limited   *                India                               1998
             Morgan Stanley Investment Management Private Limited   *             India                               1993
       Morgan Stanley Dean Witter Sociedade Gestora de Participacoes
                Sociais, Lda                                                      Portugal                            2000
             Morgan Stanley Dean Witter - Portugal - Sociedade Gestora
                de Fundos de Investimento Mobiliario, S.A.                        Portugal                            2001
       Morgan Stanley Dean Witter (Thailand) Limited                              Thailand                            1997
       Morgan Stanley (Espana), S.A.                                              Spain                               1998
       Morgan Stanley Holding (Deutschland) GmbH                                  Germany                             1990
             Morgan Stanley Bank AG                                               Germany                             1986
       Morgan Stanley International Insurance Ltd.                                Bermuda                             1995
       Morgan Stanley International Limited                                       England & Wales                     1998
             Morgan Stanley Dean Witter Financial Holdings, LLC                   Delaware                            1999
                  Morgan Stanley Dean Witter Hong Kong Finance Limited            Hong Kong                           1999
             Morgan Stanley Dean Witter UK Capital Limited                        England & Wales                     1999
                  Carysforth Investments Limited                                  Cayman Islands                      2001
             Morgan Stanley Funding Limited                                       Jersey, Channel Is.                 1997
             Morgan Stanley Funding II Limited                                    Jersey, Channel Is.                 1999
             Morgan Stanley Group (Europe)                                        England & Wales                     1988
                  Delta AB 1 General Partner Limited                              England & Wales                     1996
                  Jiway Holdings Limited                                          England & Wales                     2000
                        Jiway Limited                                             England & Wales                     2001
                  Morgan Stanley Capital Group Limited                            England & Wales                     1993
                  Morgan Stanley Dean Witter Bank Limited                         England & Wales                     1999
                  Morgan Stanley Dean Witter Card Services Limited                England & Wales                     1999
                  Morgan Stanley Dean Witter Trustee Limited                      England & Wales                     1999
                  Morgan Stanley (Europe) Limited                                 England & Wales                     1993
                  Morgan Stanley Finance plc                                      England & Wales                     1993
                        MSDW Corporate Holdings Limited                           England & Wales                     2000
                             MSDW Corporate Investments I Limited                 Jersey, Channel Is.                 1999
                                   MSDW Corporate Investments II Limited          Jersey, Channel Is.                 1999
                                   Sunningdale Cooperatieve UA                    The Netherlands                     1999
                                   Woburn Cooperatieve UA                         The Netherlands                     1999
                        Wentworth Cooperatieve U.A.                               The Netherlands                     2000
                  Morgan Stanley Investment Management Limited                    England & Wales                     1986
                  Morgan Stanley Property Management (UK) Limited                 England & Wales                     1987
                  Morgan Stanley Services (UK) Limited                            England & Wales                     1993
                  Morgan Stanley (Structured Products) Jersey Limited             Jersey, Channel Is.                 1994
                  Morgan Stanley UK Group                                         England & Wales                     1976
                        Morgan Stanley & Co. International Limited                England & Wales                     1986
                             Morgan Stanley Dean Witter Strategic Investments
                                Limited                                           England & Wales                     2000

Page 4 of 10 pages


                                               Morgan Stanley Dean Witter & Co. (1)(2)
                                                          Subsidiaries List
                                                       As on 30 November 2001

                                                                               Jurisdiction of                      Year of
                                                                                Incorporation                    Incorporation
                                                                                or Formation                      or Formation
-----------------------------------------------------------------------------------------------------------------------------------
                             Morgan Stanley International Nominees Limited        England & Wales                     1994
                             Morgan Stanley Silvermere Limited                    England & Wales                     2001
                                   Morgan Stanley Northcote Investments Limited   England & Wales                     2001
                                         Morgan Stanley Norton Investments
                                            Limited                               England & Wales                     2001
                                              Bermont Co-operatieve U.A.          The Netherlands                     2001
                             MSDW Turnberry Ltd.                                  England & Wales                     2000
                                   MSDW Jubilee Investments Ltd.                  England & Wales                     2000
                                         Augusta Cooperatieve UA                  Netherlands                         2000
                                         MSDW Eden Investments Ltd.               England & Wales                     2000
                                   MSDW Mallard Investments Limited               England & Wales                     2000
                                         Haddington Investments Limited  *        Cayman Islands                      2000
                                   MSDW Montgomerie Limited                       England & Wales                     2000
                                         Woburn III Cooperatieve UA               The Netherlands                     2001
                                         MSDW Raleigh Investments Limited         England & Wales                     2000
                                              Livingstone Investments Limited     Jersey, Channel Is.                 2001
                                         MSDW Lyle Investments Limited            England & Wales                     2000
                             Morgan Stanley Mandarin Limited                      England & Wales                     2001
                                   Morgan Stanley Harlequin Investments Limited   England & Wales                     2001
                                   Morgan Stanley Pintail Investments Limited     England & Wales                     2001
                                         Orangewood Cooperatieve U.A.             The Netherlands                     2001
                                         Saenredam Cooperatieve UA                The Netherlands                     2001
                        Morgan Stanley & Co. Limited                              England & Wales                     1986
                        Morgan Stanley Securities Limited                         England & Wales                     1986
                             Morstan Nominees Limited                             England & Wales                     1986
                             MSDW Equity (UK) Plc                                 England & Wales                     1998
                        MSDW Millennium Investments Limited                       England & Wales                     2000
                  Quilter Holdings Limited                                        England & Wales                     1995
                      Foster & Brathwaite Limited                                 England & Wales                     1987
                      Quilter & Co. Limited                                       England & Wales                     1985
                        CIPM Nominees Limited                                     Jersey, Channel Is.                 1988
                        Coastal Nominees Limited                                  England & Wales                     1957
                        Coastal Nominees (International) Limited                  England & Wales                     1985
                        Commercial Trust Co. Limited                              Jersey, Channel Is                  1994
                        Hansard Fund Managers Limited                             England & Wales                     1989
                        Hawkshead Trust Nominees Limited                          England & Wales                     1929
                        Marcel Nominees Limited                                   England & Wales                     1986
                        Morgan Stanley Quilter Nominees Limited                   England & Wales                     1937
                        QGCI Nominees Limited                                     Jersey, Channel Is.                 1989
                        QGCI Offshore Special Selection Nominee Company Limited   Jersey, Channel Is.                 1988
                        Quilpep Nominees Limited                                  England & Wales                     1986
                        Quilter Fund Management Limited                           England & Wales                     1988
                            Quilter Investments Limited                           England & Wales                     1999
                        Quilter International Management (IoM) Limited            Isle of Man                         1994
                        Quilter International Management Limited                  Guernsey, Channel Is.               1984
             MSDW Fixed Income Limited                                            Jersey, Channel Is.                 1999
                  Narib Limited                                                   Jersey, Channel Is.                 1999
                  Willow Capital Limited                                          Jersey, Channel Is.                 1999
             MS Leasing UK Limited                                                England & Wales                     1991
       Morgan Stanley (Israel) Ltd.                                               Israel                              2001
       Morgan Stanley (Jersey) II Limited                                         Jersey, Channel Is.                 2001
       Morgan Stanley Latin America Incorporated                                  Delaware                            1994
         Morgan Stanley Dean Witter Administadora de Carteiras S.A.               Brazil                              1996
          Morgan Stanley Dean Witter do Brasil Ltda.                              Brazil                              1995
                  Banco Morgan Stanley Dean Witter S.A.                           Brazil                              1998
                  Morgan Stanley Financial Products Ltd.                          Cayman Islands                      1997
                  Morgan Stanley Dean Witter Correctora De Titulos e Valores      Brazil                              2001
                  Mobilarios S.A.
                  Morgan Stanley Uruguay Ltda.                                    Uruguay                             2001
             MSLA Advisors Incorporated                                           Delaware                            1995
       Morgan Stanley Middle East Inc.                                            Delaware                            1997

Page 5 of 10 pages


                                                  Morgan Stanley Dean Witter & Co.(1)(2)
                                                          Subsidiaries List
                                                       As on 30 November 2001

                                                                               Jurisdiction of                      Year of
                                                                                Incorporation                    Incorporation
                                                                                or Formation                      or Formation
-----------------------------------------------------------------------------------------------------------------------------------
       Morgan Stanley Mortgage Servicing Ltd.                                     England & Wales                     1997
       Morgan Stanley Offshore Investment Company Ltd.                            Cayman Islands                      1987
             Morgan Stanley  (France) SA                                          France                              1998
       Morgan Stanley SGR (Societa di Gestione del Risparmio) SpA                 Italy                               2001
       Morgan Stanley South Africa (Pty) Limited                                  South Africa                        1994
       Morgan Stanley SPV I (Cayman Islands) LLC                                  Cayman Islands                      1996
             Farlington Company                                                   Ireland                             1996
                  ITALSEC S.r.l.                                                  Italy                               1996
       Morgan Stanley SPV II (Cayman Islands) LLC                                 Cayman Islands                      1996
       Morgan Stanley, S.V., S. A.                                                Spain                               1999
             AB Asesores Bursatiles Cordoba, S.A.   *                             Spain                               1992
                  AB Asesores Ceuta, S.L. *                                       Spain                               1998
             AB Asesores CFMB Almeria, S.A.                                       Spain                               1998
             Morgan Stanley Consulting, S.A.                                      Spain                               2000
             Morgan Stanley  Gestion Pensiones EGFP, S.A.                         Spain                               1992
             Morgan Stanley Gestion SGIIC, S.A.                                   Spain                               1987
       Morgan Stanley Swiss Holdings GmbH                                         Switzerland                         2001
             Bank Morgan Stanley AG                                               Switzerland                         1973
             Fosbury Investments Cooperatieve U.A.                                The Netherlands                     1998
       Morgan Stanley Trading Beteiligungs-GmbH                                   Germany                             1993
             Morgan Stanley Trading GmbH & Co. KG                                 Germany                             1994
       Morgan Stanley Wertpapiere GmbH                                            Germany                             1989
             Morgan Stanley Equities GmbH                                         Germany                             2001
       MSAM/Kokusai (Cayman Islands), Inc.                                        Cayman Islands                      1996
       MSAM/Kokusai II (Cayman Islands), Inc.                                     Cayman Islands                      1997
       MSDW-AMM, Inc.                                                             Delaware                            2000
       MSDW Equity Financing Services (Luxembourg) S.a.r.l.                       Luxembourg                          2001
       MSDW Investment Holdings Limited                                           Cayman Islands                      1999
             Cabot 2 Limited                                                      England & Wales                     1978
                  MS Cabot Inc.                                                   Delaware                            1995
             MSDW Investment Holdings (US) Inc.                                   Delaware                            1999
                  MSDW Investment Holdings (UK) Ltd.                              England & Wales                     1999
                        Cabot 1 Limited                                           England & Wales                     1983
                             Applied Risc Technologies Limited                    England & Wales                     1995
       MS Italy (Holdings) Inc.                                                   Delaware                            1990
       MS LDC, Ltd.                                                               Delaware                            1991
             MSDW Capital Investments Inc.                                        Delaware                            1999
       MSL Incorporated                                                           Delaware                            1976
       Providence DE LLC                                                          Delaware                            2000
             Providence Canada Co.                                                Canada                              2000
                  Providence Cayman Investments Limited   *                       Cayman Islands                      2000
                        Providence DE Investments Co.                             Delaware                            2000
Morgan Stanley Investment Advisors Inc.                                           Delaware                            1992
       Morgan Stanley Services Company Inc.                                       Delaware                            1994
Morgan Stanley Investment Group Inc.                                              Delaware                            1999
Morgan Stanley Investment Management Inc.                                         Delaware                            1980
       Morgan Stanley Investment Management Holdings Inc.                         Delaware                            1995
             Morgan Stanley Investments LP                                        Pennsylvania                        1971
                  MAS Capital Management Partners, LP                             Delaware                            2000
                  Morgan Stanley Alternative Investments Inc.                     Delaware                            2000
                        Morgan Stanley AIP GP LP                                  Delaware                            2000
                             Morgan Stanley Alternative Investment Partners LP    Delaware                            2000
                                   Morgan Stanley Comprehensive Alternatives
                                      Fund I LP                                   Delaware                            2000
                  Morgan Stanley Distribution, Inc.                               Pennsylvania                        1992
       Morgan Stanley Global Franchise Inc.                                       Delaware                            1997
Morgan Stanley (Jersey) Limited                                                   Jersey, Channel Is.                 1986
Morgan Stanley LEF I, Inc.                                                        Delaware                            1989
Morgan Stanley Leveraged Capital Fund Inc.                                        Delaware                            1985
Morgan Stanley Leveraged Equity Fund II, Inc.                                     Delaware                            1987

Page 6 of 10 pages

                                                  Morgan Stanley Dean Witter & Co.(1)(2)
                                                          Subsidiaries List
                                                       As on 30 November 2001

                                                                               Jurisdiction of                      Year of
                                                                                Incorporation                    Incorporation
                                                                                or Formation                      or Formation
-----------------------------------------------------------------------------------------------------------------------------------
       Morgan Stanley Dean Witter Private Equity Asia Limited                     Hong Kong                           1992
Morgan Stanley Leveraged Equity Holdings Inc.                                     Delaware                            1987
Morgan Stanley Market Products Inc.                                               Delaware                            1987
Morgan Stanley Overseas Finance Ltd.                                              Cayman Islands                      1997
Morgan Stanley Overseas Services (Jersey) Limited                                 Jersey, Channel Is.                 1986
Morgan Stanley Real Estate Investment Management Inc.                             Delaware                            1990
       Morgan Stanley Real Estate Fund, Inc.                                      Delaware                            1989
             MSREF I, L.L.C.                                                      Delaware                            1995
       MSREF I-CO, L.L.C.                                                         Delaware                            1995
Morgan Stanley Real Estate Investment Management II, Inc.                         Delaware                            1994
       MSREF II-CO, L.L.C.                                                        Delaware                            1995
Morgan Stanley Realty Incorporated                                                Delaware                            1969
       BH-MS Realty Inc.                                                          Delaware                            1983
             BH-MS Leasing Inc.                                                   Delaware                            1983
                  BH-Sartell Inc.                                                 Delaware                            1983
       Brooks Harvey & Co., Inc.                                                  Delaware                            1971
       Japan Realty Finance Company                                               Cayman Islands                      1998
       Japan Realty Finance Company II                                            Cayman Islands                      2001
       Morgan Stanley Properties, Inc.                                            Delaware                            1998
             Morgan Stanley Properties Germany GmbH                               Germany                             1999
             Kearny Real Estate Company                                           Delaware                            1998
             Morgan Stanley Properties Corso Venezia S.r.l.                       Italy                               1999
             Morgan Stanley Properties France SAS                                 France                              2000
             Morgan Stanley Properties Korea Limited                              Korea                               2000
                  MSK Management II, Ltd.  *                                      Korea                               2001
       Morgan Stanley Properties Japan, K.K.                                      Japan                               1998
             Lombard Servicing Inc.                                               Japan                               1999
       Morgan Stanley Realty of California Inc.                                   California                          1970
       Morgan Stanley Realty of Illinois Inc.                                     Delaware                            1989
       Morgan Stanley Realty Japan Ltd.                                           Japan                               1998
       MSDW Canary Wharf, L.L.C.                                                  Delaware                            1999
       Tokyo Realty Investment Company                                            Cayman Islands                      1998
       Tokyo Realty Investment Company II                                         Cayman Islands                      2001
Morgan Stanley Securities, Inc.                                                   Delaware                            1985
Morgan Stanley Securitization Funding Inc.                                        Delaware                            1998
Morgan Stanley Senior Funding, Inc.                                               Delaware                            1996
Morgan Stanley Services Inc.                                                      Delaware                            1988
Morgan Stanley Structured Products (Cayman) I Limited                             Cayman Islands                      1997
       Morgan Stanley Structured Products (Cayman) II Limited                     Cayman Islands                      1997
Morgan Stanley Technical Services Inc.                                            Delaware                            1989
Morgan Stanley Technical Services MB/VC Inc.                                      Delaware                            1993
Morgan Stanley Trust                                                              Federal Charter                     1996
Morgan Stanley Venture Capital Inc.                                               Delaware                            1984
Morgan Stanley Venture Capital II, Inc.                                           Delaware                            1992
Morgan Stanley Venture Capital III, Inc.                                          Delaware                            1996
Morgan Stanley Ventures Inc.                                                      Delaware                            1984
Morstan Development Company, Inc.                                                 Delaware                            1971
       Moranta, Inc.                                                              Georgia                             1979
       Porstan Development Company, Inc.                                          Oregon                              1982
MSAM Holdings II, Inc.                                                            Delaware                            1996
       Van Kampen Investments Inc.                                                Delaware                            1992
             Van Kampen Advisors Inc.                                             Delaware                            1974
             Van Kampen Asset  Management Inc.                                    Delaware                            1936
             Van Kampen Funds Inc.                                                Delaware                            1974
             Van Kampen Exchange Corp.                                            California                          1975
             Van Kampen Investment Advisory Corp.                                 Delaware                            1982
             Van Kampen Investor Services Inc.                                    Delaware                            1987
             Van Kampen Trust Co.                                                 Texas                               1986
MSBF Inc.                                                                         Delaware                            1995

Page 7 of 10 pages


                                               Morgan Stanley Dean Witter & Co.(1)(2)
                                                          Subsidiaries List
                                                       As on 30 November 2001

                                                                              Jurisdiction of                      Year of
                                                                                Incorporation                    Incorporation
                                                                                or Formation                      or Formation
-----------------------------------------------------------------------------------------------------------------------------------
MS Capital Cayman Ltd.                                                            Cayman Islands                      1997
MS Capital Holdings Inc.                                                          Delaware                            1997
       Morgan Stanley Capital (Delaware) L.L.C.                                   Delaware                            1997
MSCP III Holdings, Inc.                                                           Delaware                            1994
MSDW Carnoustie LLC                                                               Delaware                            2000
       MSDW Gleneagles Limited                                                    Cayman Islands                      2000
MSDW Capital Partners IV, Inc.                                                    Delaware                            1998
MSDW Capital Trust I                                                              Delaware                            1998
MSDW Credit Products Inc.                                                         Delaware                            2001
       Morgan Stanley Credit Products Ltd.                                        Cayman Islands                      1998
MSDW CPIV Holdings, Inc.                                                          Delaware                            1998
MSDW EFS Holdings Inc.                                                            Delaware                            2000
MSDW Emerging Equity, Inc.                                                        Delaware                            2000
MSDW Fixed Income Ventures Inc.                                                   Delaware                            2000
       Morgan Stanley BrokerTec Holdings Inc.                                     Delaware                            2001
       MSDW BondBook Ventures Inc.                                                Delaware                            2000
MSDW International Employee Services LLC                                          Delaware                            1998
MSDW Markets Inc.                                                                 Delaware                            2000
MSDW Nederland B.V.                                                               Netherlands                         2000
MSDW Oak, LLC                                                                     Delaware                            2000
       MSDW Birch (Cayman) Limited                                                Cayman Islands                      2000
       Maple JV, LLC                                                              Delaware                            2000
             Sycamore II, Inc.                                                    Delaware                            2001
                  Elder, LLC                                                      Delaware                            2001
                  Maple Finance, Inc.                                             Delaware                            2000
MSDW Offshore Equity Services Inc.                                                Delaware                            1998
       JJ&J Investments Limited                                                   Cayman Islands                      1999
       MSDW May PERC I Limited                                                    Cayman Islands                      1999
       MSDW Equity Finance Services I (Cayman) Ltd.                               Cayman Islands                      1998
       MSDW Equity Investments Limited                                            Cayman Islands                      1999
       MS Equity Products (Luxembourg) S.a.r.l                                    Luxembourg                          2001
       MSDW Offshore Equity Services (Korea) Inc.                                 Delaware                            1999
MSDW OIP Investors, Inc.                                                          Delaware                            2000
MSDW PE/VC Holdings, Inc.                                                         Delaware                            2000
MSDW-Pioneer GP, Inc.                                                             Delaware                            2000
MSDW-Pioneer LP, Inc                                                              Delaware                            2000
MSDW Private Equity, Inc.                                                         Delaware                            2000
MSDW Real Estate Special Situations II, Inc.                                      Delaware                            1999
       MSDW Real Estate Special Situations II-A Dutch Manager, B.V.               Netherlands                         2000
       MSDW Real Estate Special Situations II-B Dutch Manager, B.V.               Netherlands                         2000
       MSDW Real Estate Special Situations II-C Dutch Manager, B.V.               Netherlands                         2000
MSDW Strategic Ventures Inc.                                                      Delaware                            2000
MSDW Structured Asset Corp.                                                       Delaware                            1998
MSDW Synfuels II, Inc.                                                            Delaware                            1998
MSDW Synfuels III, Inc.                                                           Delaware                            1998
MSDW Venture Partners IV, Inc.                                                    Delaware                            1999
MSDW VP IV Holdings, Inc.                                                         Delaware                            1999
MS Financing Inc.                                                                 Delaware                            1986
       Ansett Worldwide Aviation Holdings                                         Delaware                            1999
             Alltransair Nevada, Inc.                                             Nevada                              1986
                  Alltrans Nevada, Inc.                                           Nevada                              1991
                  Ancon Inc.                                                      Nevada                              1991
                  Anfal Inc.                                                      Nevada                              1991
                  Angar Nevada                                                    Nevada                              1994
                  Ansett Worldwide Aviation, U.S.A.                               Nevada                              1986
                        Ansett Worldwide Aviation Ireland Limited                 Ireland                             1996
                        Ansett Worldwide Aviation UK Limited                      England & Wales                     1994
             Ansett Worldwide Aviation Limited                                    Hong Kong                           1987
                  Fiban Limited                                                   Hong Kong                           1991

Page 8 of 10 pages

                                               Morgan Stanley Dean Witter & Co.(1)(2)
                                                          Subsidiaries List
                                                       As on 30 November 2001

                                                                               Jurisdiction of                      Year of
                                                                                Incorporation                    Incorporation
                                                                                or Formation                      or Formation
-----------------------------------------------------------------------------------------------------------------------------------
                  Anzam Limited                                                   Hong Kong                           1991
                  Ansett Worldwide Aviation Sales Limited                         Hong Kong                           1989
             Ansett Worldwide Aviation Netherlands B.V.                           The Netherlands                     1992
             Ansett Worldwide Aviation Services, Inc.                             New York                            2000
             Ansett Worldwide Aviation Services Pty Limited                       Australia                           1993
                  Ansett Worldwide (Operations) Pty Limited                       Australia                           2000
             AWMS (Delaware) Inc.                                                 Delaware                            2000
             AWMS (Sweden) AB                                                     Sweden                              2000
             AWMS (UK) Limited                                                    England & Wales                     2000
             AWMS (Celtic) Limited                                                Ireland                             2000
             Cabot Aircraft Services Limited                                      Ireland                             1997
                  Eplane Research Limited                                         Ireland                             2000
             Calapooia Air Limited                                                Hong Kong                           1987
             Deschutes Air, Inc.                                                  Nevada                              1992
             Nordstress Limited                                                   Hong Kong                           1982
                  Nordstress (Singapore) Pte Limited                              Singapore                           1992
             Siletz Air Limited                                                   Hong Kong                           1987
                  Ansett Finance (Europe) B.V.                                    The Netherlands                     1967
                  Ansett Worldwide Aviation Equipment                             Hong Kong                           1990
             Siuslaw Air, Inc.                                                    Nevada                              1990
       Corso Marconi Immobiliare 2 Limited   Liability Company                    Delaware                            1999
             Octavian S.a.r.l.                                                    Luxembourg                          1999
                  Luxco France  S.a.r.l.                                          Luxembourg                          1999
                  Luxco Germany  S.a.r.l.                                         Luxembourg                          1999
                        Corso Marconi Deutschland GmbH & Co. KG                   Germany                             1961
                        Luxco Deutschland GmbH                                    Germany                             1999
                  Luxco Spain S.a.r.l.                                            Luxembourg                          1999
                  Luxco UK S.a.r.l.                                               Luxembourg                          1999
                        Corso Marconi UK Limited                                  England & Wales                     1996
                  Viale Marconi Immobiliare S.a.r.l.  *                           Luxembourg                          1992
       Corso Marconi Immobiliare Limited   Liability Company                      Delaware                            1998
             Corso Marconi Immobiliare S.a.r.l.                                   Luxembourg                          1998
       G.H.Y. Capital II B.V.                                                     The Netherlands                     1999
       Morgan Stanley 750 Building Corp.                                          Delaware                            1994
             G.H.Y. Capital B.V.                                                  The Netherlands                     1998
                  Hybrid Capital Y.K.                                             Japan                               2000
       MSDW LTCP, L.L.C.                                                          Delaware                            1998
       MSDW 745, LLC                                                              Delaware                            1998
       MS Tokyo Properties Ltd.                                                   Japan                               1989
MSGEM Holdings, Inc.                                                              Delaware                            2000
MS Holdings Incorporated                                                          Delaware                            1995
MSIT Holdings, Inc.                                                               Delaware                            1996
       SL Partners MD Side Fund, LLC                                              Delaware                            1999
MS 10020, Inc.                                                                    Delaware                            1994
MS 10036, Inc.                                                                    Delaware                            1996
MS Real Estate Special Situations Inc.                                            Delaware                            1997
MS Real Estate Special Situations GP Inc.                                         Delaware                            1997
MSREF II, Inc.                                                                    Delaware                            1994
       MSREF II, L.L.C.                                                           Delaware                            1995
MSREF III, Inc.                                                                   Delaware                            1997
MSREF IV, Inc.                                                                    Delaware                            2000
MSREF IV Funding, Inc.                                                            Delaware                            2000
       MSREF IV Funding Partner, Inc.                                             Delaware                            2000
MS Revel EFS LLC                                                                  Delaware                            2000
       D&A Limited                                                                Cayman Islands                      2001
       D&E Limited                                                                Cayman Islands                      2001
       D&S Limited                                                                Cayman Islands                      2001
       D&Y Limited                                                                Cayman Islands                      2001
MS Synfuels, Inc.                                                                 Delaware                            1998

Page 9 of 10 pages

                                               Morgan Stanley Dean Witter & Co.(1)(2)
                                                          Subsidiaries List
                                                       As on 30 November 2001


                                                                               Jurisdiction of                      Year of
                                                                                Incorporation                    Incorporation
                                                                                or Formation                      or Formation
-----------------------------------------------------------------------------------------------------------------------------------
MS Technology Holdings, Inc.                                                      Delaware                            1997
MSUH Holdings I, Inc.                                                             Delaware                            1996
       MSUH Holdings II, Inc.                                                     Delaware                            1996
             MS SP Urban Horizons, Inc.                                           Delaware                            1996
             MS Urban Horizons, Inc.                                              Delaware                            1994
MS Venture Capital (Japan) Inc.                                                   Delaware                            1989
MSVP Holdings, Inc.                                                               Delaware                            2001
MSVP 2001, Inc.                                                                   Delaware                            2001
       MSVP 2001 Fund Inc.                                                        Delaware                            2001
NOVUS Credit Services Inc.                                                        Delaware                            1960
       Bank of New Castle                                                         Delaware                            1988
       Discover Card Limited                                                      Gibraltar                           1992
       Discover Financial Services, Inc.                                          Delaware                            1985
       Discover Services Corporation                                              Delaware                            1990
       Discover Bank                                                              Delaware                            1911
             GTC Insurance Agency, Inc.                                           Delaware                            1999
                 GTC Insurance Agency, Inc. of Alabama                            Alabama                             1999
       Morgan Stanley Dean Witter Credit Corporation                              Delaware                            1969
             NOVUS Receivables Financing Inc.                                     Delaware                            1999
       Morgan Stanley Dean Witter Credit Corporation of Iowa                      Iowa                                1977
       Morgan Stanley Dean Witter Credit Corporation of Minnesota                 Minnesota                           1994
       Morgan Stanley Dean Witter Credit Corporation of Pennsylvania              Pennsylvania                        1967
       Morgan Stanley Dean Witter Credit Corporation of Tennessee                 Tennessee                           1975
       NOVUS Financial Corporation   of Washington                                Washington                          1991
       Discover Financial Services (Canada), Inc.                                 Canada                              1985
       SCFC Receivables Corp.                                                     Delaware                            1989
             Discover Receivables Financing Corporation                           Delaware                            1989
       SPS Transaction Services, Inc.                                             Delaware                            1991
One Water Corporation                                                             Massachusetts                       1985
Open Road Airways, Inc.                                                           Delaware                            1998
PG Holdings, Inc.                                                                 Delaware                            1991
PG Holdings III, Inc.                                                             Delaware                            2000
PG Investors, Inc.                                                                Delaware                            1991
PG Investors II, Inc.                                                             Delaware                            1996
PG Investors III, Inc.                                                            Delaware                            2000
Pierpont Power, Inc.                                                              New York                            1987
Providence DE Funding Co.                                                         Delaware                            2000
       Providence DE Investments LLC                                              Delaware                            2001
Providence DE Holdings Co.                                                        Delaware                            2000
       Providence Cayman Holdings Limited                                         Cayman Islands                      2000
Reynolds Securities Inc.                                                          Delaware                            1978
Romley Computer Leasing Inc.                                                      Delaware                            1985
Strategic Investments I, Inc.                                                     Delaware                            1996
       MSDW Equity Investments II Limited                                         Cayman Islands                      2000
       NRG360 Limited                                                             England & Wales                     2000
Tempo-GP, Inc.                                                                    Delaware                            1986
Tempo-LP, Inc.                                                                    Delaware                            1986
Zephyr (Cayman) Limited                                                           Cayman Islands                      1999

(1) Morgan Stanley Dean Witter & Co. was incorporated in Delaware in 1981.
(2) "*" indicates that one or more minority shareholders are non-affiliates.


Page 10 of 10 pages